UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):  June 25, 2009


                             MONARCH SERVICES, INC.
                             ----------------------
               (Exact name of Registrant as specified in Charter)


       Maryland                       000-08512                  52-1073628
       --------                       ---------                  ----------
(State or other Jurisdiction    (Commission file number)        (IRS Employer
    of incorporation)                                       Identification No.)


                 4517 Harford Road, Baltimore, Maryland 21214
                 --------------------------------------------
              (Address of Principal Executive Offices/Zip Code)

Registrant's telephone number, including area code:  (410) 254-9200
                                                     --------------

                                Not Applicable
                                --------------
(Former name or former address of Registrant, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






NFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01  Entry into a Material Definitive Agreement.

On June 25, 2009, Girls Life Plantation Mansion, LLC, a wholly owned subsidiary of Monarch Services, Inc., held a public auction and entered into a Contract of Sale (the "Contract") with Xiao Fei Li and Xiaobing Wang (the "Buyers") for the sale of the property known as 12450 Dulaney Valley Road, Baltimore County, Maryland 21131 (the "Property"). Pursuant to the Contract, the Buyers have agreed to purchase the Property for the purchase price of $560,000. The closing for the sale of the Property is scheduled to occur on or before forty-five days from the date of the auction and subject to the customary and standard terms and conditions of such a real estate transaction.

The foregoing is only a summary of, and is qualified in its entirety by, the Contract, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Contract of Sale between Girl's Life Plantation Mansion, LLC and Xiao Fei Li and Xiaobing Wang

The exhibits filed with this report are listed on the Exhibit Index that immediately follows the signatures hereto, which index is incorporated herein by reference.


                                SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       MONARCH SERVICES, INC.


Dated:  June 25, 2009                  By:/s/ Jackson Y. Dott
                                       ----------------------
                                       Jackson Y. Dott
                                       President and CEO



EXHIBIT INDEX

Exhibit No. Description

10.1 Contract of Sale between Girl's Life Plantation Mansion, LLC and Xiao Fei Li and Xiaobing Wang (filed herewith)


                    Baltimore County, Maryland June 25, 2009

Xiao Fei Li & Xiaobing Wang have this day purchased at Public Auction for the price of $560,000.00 the property known as 12450 Dulaney Valley Road, Baltimore County, Maryland 21131, in Fee Simple, From Girls Life Plantation Mansion, LLC (for settlement contact Eric Dott at 410254-9200), of which a deposit of Twenty-Five Thousand ($25,000) Dollars has been paid.

The deposit shall be increased to 10% of the purchase price within 24 hours at the Auctioneer's Office. Balance to be paid in cash within 45 days. If payment of the balance does not take place within the specified time, the deposit shall be forfeited and the property may be resold at the risk and expense of the Purchaser. Interest to be charged on the unpaid purchase money, at the rate of 12% per annum, from date of sale to date of settlement. All adjustments, including taxes, all other public charges and assessments payable on an annual basis, and sanitary and/or metropolitan district charges, if any, to be adjusted for the current year to date of sale and assumed thereafter by the Purchaser. The property will be sold in "AS IS" condition, and subject to easements, agreements, restrictions or covenants of record affecting same, if any. Purchaser assumes the risk of loss from the date of sale forward. If the Seller is unable to convey good and marketable title, the Purchaser's sole remedy in law or equity shall be limited to the refund of the deposit. Upon refund of the deposit this sale shall be null and void and of no effect, and the Purchaser shall have no further claim against the Seller or Auctioneers. The Purchaser agrees to wave the well yield and potability test provisions under the Baltimore County Code. Recordation costs, transfer taxes and all costs incidental to settlement to be paid by the Purchaser. Time is of the essence.

PROPERTY DISCLAIMER STATEMENT: The Seller(s) of the property herein makes no representations or warranties as to the condition of the real property or any improvements thereon, and the Purchaser will be receiving the real property "as is" with all defects which may exist. Except for latent defects of which the Seller(s) has actual knowledge, the Seller(s) makes no represent-ations or warranties as to the condition of the real property or any improvements on the real property; and the Purchaser(s) will be receiving the real property "AS IS", with all defects, including latent defects, that may exist, except as otherwise provided in the Contract of Sale of the property. The Purchaser(s) and Seller(s) acknowledge having carefully examined this statement and further acknowledge that they have been informed of their rights and obligations under Section 10-702 of the Maryland Real Property Article. Purchaser agrees to waive the right of inspection for lead paint as provided under current Federal and State law.


                    WAIVER OF PROVISION OF MINIMUM WELL YIELD,
                    BACTERIOLOGICAL AND CHEMICAL QUALITY TESTS
                             PRIOR TO CONVEYANCE

BUYERS(S) HEREBY ACKNOWLEDGES THAT BUYER(S) IS AWARE THAT THE PROPERTY BUYER(S) INTENDS TO PURCHASE WILL BE SERVED BY A PRIVATE WATER SUPPLY SYSTEM AS A
SOURCE OF DOMESTIC WATER, THAT WATER QUANTITY IS MOST IMPORTANT FOR RESIDENT-IAL USE OF THE PROPERTY, THAT SECTIONS 34-2-104 AND 34-2-102(B)OF THE BALTIMORE COUNTY CODE REQUIRE SELLER(S) TO PROVIDE A WELL WITH A SUPPLY OF WATER MEETING CERTAIN MINIMUM WATER YIELD AND CHEMICAL QUALITY REQUIREMENTS, AND THAT A BUILDING PERMIT WILL NOT BE ISSUED FOR CONSTRUCTION OF A RESIDENCE ON ANY LOT NOT SERVED BY A PUBLIC OR COMMUNITY WATER SUPPLY SYSTEM UNLESS IT HAS A WELL WHICH MEETS THE REQUIRED MINIMUM WATER YIELD. NEVERTHELESS, BUYER(S) SPECIFICALLY ELECTS TO WAIVE THE REQUIREMENT THAT A WELL MUST BE PROVIDED
WHICH SATISFIES THE YIELD AND CHEMICAL QUALITY STANDARDS OF THE BALTIMORE COUNTY CODE PRIOR TO SETTLEMENT AND/OR THE DATE OF CONVEYANCE TO BUYER(S) WHICHEVER SHALL FIRST OCCUR, AND BUYER(S) ELECTS TO ACCEPT CONVEYANCE OF THE PROPERTY WITHOUT THE WELL YIELD AND CHEMICAL QUALITY TESTS AS PROVIDED BY
LAW, AND KNOWINGLY AND VOLUNTARILY EXECUTE THIS WAIVER ON THIS 25TH DAY OF June, 2009.


WITNESS:                        Signed:  Xiao Fei Li         (Seal)
                                         ---------------------
as to signatures and                          Purchaser
 receipt of deposit

     Jack Billig                         Xiaobing Want
--------------------                     --------------------(Seal)
                                              Purchaser



                                  Girls Life Plantation Mansion, LLC, by:

                                            Jackson Dott     (Seal)
                                        ---------------------
                                        Jackson Dott, Member